EXHIBIT 99.1
TriSalus Life Sciences Announces Commencement of Exchange Offer and Consent Solicitation Relating to Series A Convertible Preferred Stock to Streamline Capital Structure
WESTMINSTER, CO — June 23, 2025 — TriSalus Life Sciences® Inc. (Nasdaq: TLSI), a company working to improve outcomes for patients with solid tumors by combining innovative drug delivery, current on-market therapeutics and immunotherapy (“TriSalus” or the “Company”), today announced that it has commenced an exchange offer and consent solicitation involving its Series A Convertible Preferred Stock (the “Preferred Stock”) identified in the Prospectus/Offer to Exchange (as defined below).
TriSalus is committed to simplifying its capital structure and reducing the potential impact of dilution from its Preferred Stock. By exchanging outstanding shares of Preferred Stock for common stock, the Company eliminates complex capital layers and potential preferential claims, providing investors with a clearer view of the Company’s equity value and improving transparency around ownership.
What’s Being Offered
TriSalus is offering all holders of outstanding shares of Preferred Stock the chance to exchange their shares for common stock. Each share of Preferred Stock can be exchanged for common stock based on the total value it would accrue (including dividends through August 10, 2027), divided by $4.00 per share.
In total, TriSalus is offering up to 11,860,206 shares of common stock to complete the exchange.
Consent Solicitation: Proposed Change to Preferred Stock Terms
Along with the exchange offer, TriSalus is asking preferred shareholders to approve an amendment to the Certificate of Designations of the Preferred Stock. If approved, this amendment would allow the Company to automatically convert all remaining Preferred Stock into common stock after the offer closes, based on a slightly lower exchange ratio (11.3% less than the current offer).
Investors holding approximately 55% of the outstanding Preferred Stock have previously agreed to exchange their shares and approve the proposed changes pursuant to tender and support agreements. If the remaining conditions outlined in the Company’s Prospectus/Offer to Exchange are met, these changes will go into effect.
Key Dates and Information
•Deadline to Participate: The offer expires at 12:01 a.m. Eastern Time on July 23, 2025, unless extended.
•Preferred Stock holders can withdraw their tendered shares any time before the deadline.
Offer Details
The offer is described in full in the Prospectus/Offer to Exchange and Schedule TO, both filed with the U.S. Securities and Exchange Commission (SEC) on June 23, 2025.
•Common Stock Symbol: TLSI (traded on the Nasdaq Global Market);
•Preferred Stock: Not publicly traded; 3,594,002 shares outstanding as of June 13, 2025;
Morrow Sodali LLC has been appointed as the Information Agent for the Offer and Consent Solicitation, and Continental Stock Transfer & Trust Company has been appointed as the Exchange Agent. Requests for documents should be directed to Morrow Sodali LLC at (800) 662-5200 (for individuals) or (203) 658-9400 (for banks and brokers) or via the following email address: TLSI@investor.morrowsodali.com.

About TriSalus Life Sciences
TriSalus Life Sciences® is a growing, oncology focused medical technology business bringing disruptive drug delivery technology with the goal of improving therapeutic delivery for the treatment of both oncologic and non-oncologic conditions. Additionally, we are exploring the integration of our technology with our investigational immunotherapeutic, nelitolimod, a class C Toll-like receptor 9 agonist, for a range of liver and pancreatic indications. We have developed an innovative organ-specific platform that is designed to overcome two of the most significant challenges that prevent optimal delivery and performance of therapeutics in these difficult-to-treat diseases: (i) high intratumoral pressure caused by tumor growth and collapsed vasculature restricting the delivery of oncology therapeutics and (ii) the immunosuppressive properties of liver and pancreatic tumor immune cells. By systematically addressing these barriers, we aim to improve response to therapies and to enable improved patient outcomes..
In partnership with leading cancer centers across the country – and by leveraging deep immuno-oncology expertise and inventive technology development – TriSalus is committed to advancing innovation that improves outcomes for patients. Learn more at trisaluslifesci.com and follow us on X (formerly Twitter) and LinkedIn.
Important Additional Information Has Been Filed with the SEC
The Offer described in this press release commenced on June 23, 2025. On June 23, 2025, a registration statement on Form S-4 and preliminary prospectus included therein (the “Prospectus/Offer to Exchange”) and an exchange offer statement on Schedule TO (the “Schedule TO”), including an offer to exchange, a letter of transmittal and consent and related documents, were filed with the SEC by the Company. The offer to exchange the outstanding shares of Preferred Stock of the Company will only be made pursuant to the Prospectus/Offer to Exchange and Schedule TO, including related documents filed as a part of the Offer and Consent Solicitation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/OFFER TO EXCHANGE AND SCHEDULE TO FILED OR TO BE FILED WITH THE SEC CAREFULLY, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE EXCHANGE OFFER, INCLUDING THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Morrow Sodali LLC at (800) 662-5200 (toll-free). Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at investors.trisaluslifesci.com.
No Offer or Solicitation
This press release shall not constitute an offer to exchange or the solicitation of an offer to exchange or the solicitation of an offer to purchase any securities, nor shall there be any exchange or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Offer and Consent Solicitation are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Prospectus/Offer to Exchange.
None of the Company, any of its management or its board of directors, or the Information Agent, the Exchange Agent or the Solicitation Agent makes any recommendation as to whether or not holders of shares of Preferred Stock should tender shares of Preferred Stock for exchange in the Offer or consent to the Preferred Stock Amendment in the Consent Solicitation.

Forward-Looking Statements
Certain statements made in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “become,” “may,” “intend,” “will,” “expect,” “anticipate,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the consummation of the Offer and Consent Solicitation, the timing of the Expiration Date, the future effectiveness of the registration statement on Form S-4, the approval by the holders of shares of Preferred Stock of the Preferred Stock Amendment and subsequent entry into the Preferred Stock Amendment, the effects of the Offer on our capital structure and expected changes to the dilutive impact of the shares of Preferred Stock. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: the Company’s ability to successfully complete the Offer and Consent Solicitation; the number of holders of shares of Preferred Stock that approve the Preferred Stock Amendment in the Consent Solicitation; the timing and results of the SEC review of the registration statement on Form S-4 filed on June 23, 2025, if any; the Company’s ability to attract and retain customers and expand customers’ use of the Company’s products; risks relating to market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial and operating information with respect to the Company; risks related to future market adoption of the Company’s offerings; risks related to the Company’s marketing and growth strategies; risks related to the Company’s ability to acquire or invest in businesses, products or technologies that may complement or expand its products, enhance its technical capabilities or otherwise offer growth opportunities; the effects of competition on the Company’s future business; the risks discussed in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2025 under the heading “Risk Factors”; and the risks discussed in the Company’s Registration Statement on Form S-4 filed on June 23, 2025, under the heading “Risk Factors” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
For Media Inquiries:
Jeremy Feffer, Managing Director
LifeSci Advisors
917.749.1494
jfeffer@lifesciadvisors.com
For Investor Inquiries:
Dan Giordano
Vice President, Finance
815.405.6184
Dan.giordano@trisaluslifesci.com